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[AGCO LOGO]       AGCO Corporation
                  Exhibit 32.0
                  4205 River Green Parkway  Duluth, GA USA 30096-2584
                  --------------------------------------------------------------
                  Telephone 770/813-9200 Fax 770/813-6118


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of AGCO Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004 (the "Report"), I, Martin Richenhagen, President and Chief Executive Officer of the Company and I, Andrew
H. Beck, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               /s/             Martin Richenhagen
                               -------------------------------------------------
                                               Martin Richenhagen
                                      President and Chief Executive Officer
                                                 August 6, 2004


                               /s/              Andrew H. Beck
                               -------------------------------------------------
                                                Andrew H. Beck
                               Senior Vice President and Chief Financial Officer
                                                 August 6, 2004


AGCO - AGCOSTAR - AG-CHEM - CHALLENGER - FARMHAND - FENDT - FIELDSTAR - GLEANER
       GLENCOE - HESSTON - LOR*AL - MASSEY FERGUSON - NEW IDEA - SOILTEQ SPRA-COUPE - TYE - WHITE PLANTERS - WILLMAR - AGCO FINANCE - AGCO PARTS